UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

RECRUITER.COM GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53641	90-1505893
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Waugh Dr. Suite 300, Houston, Texas	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2020, Recruiter.com Group, Inc. (the “Company”) entered into a Securities Purchase Agreement, effective May 28, 2020 (the “Purchase Agreement”), with several accredited investors (the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Purchasers a total of (i) $1,470,375 in the aggregate principal amount of 12.5% Original Issue Discount Senior Subordinated Secured Convertible Debentures (the “Debentures”), and (ii) 918,984 common stock purchase warrants (the “Warrants”), which represents 100% warrant coverage. The Company received a total of $1,307,000 in gross proceeds from the offering, taking into account the 12.5% original issue discount, before deducting offering expenses and commissions, including the placement agent’s commission and fees of $145,700 and the Company’s legal fees of $7,500. The Company also agreed to issue to the placement agent, as additional compensation, 183,797 common stock purchase warrants exercisable at $2.00 per share. The Company had previously sold an aggregate principal amount of $450,000 of the Debentures and a total of 281,250 Warrants to two accredited investors under the Purchase Agreement and received gross proceeds of $400,000 therefrom, as disclosed in the Current Report on Form 8-K filed on June 3, 2020.

The description of the terms and conditions of the Debentures, the Warrants, the Purchase Agreement, and the Security Agreement, effective May 28, 2020, by and among the Company, its wholly-owned subsidiaries, and the Purchasers was previously disclosed in the Current Report on Form 8-K filed on June 3, 2020 and is incorporated herein by reference.

The offer and sale of the Debentures and Warrants pursuant to the Purchase Agreement have not been or will not be registered under the Securities Act of 1933 and are exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Debentures or the Warrants, nor shall there be any sale of the Debentures or the Warrants in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 18, 2020	RECRUITER.COM GROUP, INC.

	By:	/s/ Miles Jennings
Miles Jennings
Chief Executive Officer
(Principal Executive Officer)

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